UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 26, 2000


     PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2000, relating to the Home Equity Asset Backed Certificates, Series 2000-HE-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-02               06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corporation IV Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates") pursuant to
"no-action"  positions  taken by the  Securities  and Exchange  Commission  with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 among PaineWebber Mortgage Acceptance Corp. IV, as depositor, BNC Mortgage Inc. and NC Capital Corporation as originators, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee.

     On June 26, 2000 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 26, 2000 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
Home Equity Asset Backed Certificates, Series 2000-HE-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     fka The Chase Manhattan Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 5, 2002               By:   /s/  Diane E. Wallace
                                      ---------------------------------------
                                      Diane E. Wallace
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1            Statement to Certificateholders on June 26, 2000

                                  Exhibit 99.1


             Statement to Certificateholders on June 26, 2000



              PaineWebber Mortgage Acceptance Corporation IV Series 2000-HE-1
                                Statement to Certificate Holders
                                      June 26, 2000


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL         PRIOR                                                                                   CURRENT
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       86,000,000.00        86,000,000.00     1,118,609.26     516,764.44    1,635,373.70    0.00     0.00      84,881,390.74
A2       42,857,815.00        42,857,815.00             0.00     295,361.78      295,361.78    0.00     0.00      42,857,815.00
A3       17,000,000.00        17,000,000.00             0.00     121,550.00      121,550.00    0.00     0.00      17,000,000.00
A4       10,000,000.00        10,000,000.00             0.00      73,916.67       73,916.67    0.00     0.00      10,000,000.00
A5       21,021,742.00        21,021,742.00             0.00     145,750.74      145,750.74    0.00     0.00      21,021,742.00
M1       10,478,647.00        10,478,647.00             0.00      77,105.38       77,105.38    0.00     0.00      10,478,647.00
M2        7,335,053.00         7,335,053.00             0.00      56,663.28       56,663.28    0.00     0.00       7,335,053.00
B         6,287,188.00         6,287,188.00             0.00      49,773.57       49,773.57    0.00     0.00       6,287,188.00
R                 0.00                 0.00             0.00           0.00            0.00    0.00     0.00               0.00
TOTALS  200,980,445.00       200,980,445.00     1,118,609.26   1,336,885.86    2,455,495.12    0.00     0.00     199,861,835.74
BB        9,630,000.00         9,630,000.00             0.00     363,887.09      363,887.09    0.00     0.00       9,357,033.67
X                 0.00                 0.00             0.00           0.00            0.00    0.00     0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------   ----------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
            PRIOR PRINCIPAL                                                     CURRRENT
CLASS        BALANCE          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL FACTOR             CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1          1000.00000000     13.00708442     6.00888884       19.01597326       986.99291558                  A1    6.760000
A2          1000.00000000      0.00000000     6.89166678        6.89166678      1000.00000000                  A2    8.270000
A3          1000.00000000      0.00000000     7.15000000        7.15000000      1000.00000000                  A3    8.580000
A4          1000.00000000      0.00000000     7.39166700        7.39166700      1000.00000000                  A4    8.870000
A5          1000.00000000      0.00000000     6.93333312        6.93333312      1000.00000000                  A5    8.320000
M1          1000.00000000      0.00000000     7.35833357        7.35833357      1000.00000000                  M1    8.830000
M2          1000.00000000      0.00000000     7.72499940        7.72499940      1000.00000000                  M2    9.270000
B           1000.00000000      0.00000000     7.91666640        7.91666640      1000.00000000                  B     9.500000
TOTALS      1000.00000000      5.56576168     6.65182058       12.21758226       994.43423832
BB          1000.00000000      0.00000000    37.78682139       37.78682139       971.65458671                  BB    8.000000

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                       ----------------------------------
                                  Karen Dobres
             The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3232
                         Email: karen.dobres@chase.com

                       ----------------------------------


                                                 Copyright 2000 THE CHASE MANHATTAN CORPORATION


Sec. 4.06(a)(i)              Scheduled Principal                                                     179,256.15

Sec. 4.06(a)(ii)             Gross Scheduled Interest                                              1,764,063.77

Sec. 4.06(a)(iii)            Beginning Overcollateralization Amount                                8,592,490.42
                             Beginning Overcollateralization Deficiency Amount                             0.00
                             Overcollateralization Release Amount                                          0.00

                             Target Overcollateralization Amount                                   8,592,490.35
                             Monthly Excess Interest Amount                                          337,166.33
                             Monthly Excess Cashflow Amount                                        1,455,775.59

Sec. 4.06(a)(iii)            Ending Overcollateralization Amount                                   8,592,490.42
Sec. 4.06(a) (xviiii)        Ending Overcollateralization Deficiency Amount                                0.00


Sec. 4.06(a)(iv)             Servicer Fee                                                             87,322.06

Sec 4.06(a)(v)               Interest Advances                                                             0.00
                             Principal Advances                                                            0.00
                             Nonrecoverable Interest Advances                                              0.00
                             Nonrecoverable Principal Advances                                             0.00

Sec. 4.06(a)(vi)             Beginning Pool Stated Principal Balance                             209,572,935.42
                             Ending Pool Stated Principal Balance                                208,454,326.16

Sec. 4.06(a)(vii)            Net Mortgage Rate                                                       9.58196188%

Sec. 4.06(a)(viii)           1 Month Delinquent Loan Count                                                59.00
                             1 Month Delinquent Loan Balance                                       4,337,452.05
                             2 Month Delinquent Loan Count                                                18.00
                             2 Month Delinquent Loan Balance                                       1,563,757.76
                             3 Month Delinquent Loan Count                                                 1.00
                             3 Month Delinquent Loan Balance                                       86,699.27
                             Foreclosure Loan Count                                                        1.00
                             Foreclosure Loan Balance                                              38,967.87

Sec. 4.06(a)(ix)             REO Loan Count                                                                0.00
                             REO Loan Balance                                                              0.00

Sec. 4.06(a)(xi)             Prepayments                                                             888,557.21

Sec. 4.06(a)(xii)            Prepayment Penalties                                                     26,720.76

Sec. 4.06(a)(xiii)           Current Realized Loss                                                         0.00
                             Cumulative Realized Loss                                                      0.00

Sec. 4.06(a)(xiv)            Current Applied Realized Loss                                                 0.00
                             Cumulative Applied Realized Loss                                              0.00

Sec. 4.06(a)(xv)             Accrued A-1 Certificate Interest                                        516,764.44
                             Accrued A-2 Certificate Interest                                        295,361.78
                             Accrued A-3 Certificate Interest                                        121,550.00
                             Accrued A-4 Certificate Interest                                         73,916.67
                             Accrued A-5 Certificate Interest                                        145,750.74
                             Accrued M-1 Certificate Interest                                         77,105.38
                             Accrued M-2 Certificate Interest                                         56,663.28
                             Accrued B Certificate Interest                                           49,773.57

Sec. 4.06(a)(xvii)           Uncompensated Prepayment Interest Shortfalls                                  0.00

Sec. 4.06(a)(xvii)           Trustee Fee                                                                2,689.52

Sec. 4.06(a)(xviii)          Beginning Class A-1 Interest Carryforward Amount                               0.00
                             Class A-1 Interest Carryforward Amount Paid                                    0.00
                             Ending Class A-1 Interest Carryforward Amount                                  0.00

Sec. 4.06(a)(xx)             Does a Trigger Event Exist?                                                  NO

Sec. 4.06(a)(xxi)            Available Funds                                                        2,792,661.45

Sec. 4.06(a)(xxii)           A-1 Interest Accrue Rate                                                    6.7600%
                             A-2 Interest Accrue Rate                                                    8.2700%
                             A-3 Interest Accrue Rate                                                    8.5800%
                             A-4 Interest Accrue Rate                                                    8.8700%
                             A-5 Interest Accrue Rate                                                    8.3200%
                             M-1 Interest Accrue Rate                                                    8.8300%
                             M-2 Interest Accrue Rate                                                    9.2700%
                             B Interest Accrue Rate                                                      9.5000%

Sec. 4.06(a)(xxiii)          Liquidations                                                                  0.00

Sec. 4.06(a)(xxv)            Repurchases                                                                   0.00



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